Hawaiian Tax- Free Trust

Supplement dated October 17, 2023

to the Fund’s Summary Prospectus and Prospectus

dated July 27, 2023

Trust Summary

The following replaces the corresponding information under the heading “Management:”

Portfolio Manager – Mr. Reid Smith, Vice President and Director of Fixed Income with Bank of Hawaii (“BOH”), is the lead portfolio manager of the Trust and has served as a portfolio manager of the Trust since 2021. He has over 30 years of experience in the investment industry.

Trust Management

The following replaces the corresponding information under the heading “Information about the Adviser and the Administrator” in the section titled “Trust Management:”

Mr. Reid Smith is the lead portfolio manager of the Trust and has served as a portfolio manager of the Trust since 2021. Mr. Smith is Vice President and Director of Fixed Income with BOH. He has over 30 years of fixed income portfolio management experience with an extensive background in municipal bond portfolio management. Mr. Smith was a Financial Advisor/Investments at Stifel from September 2020 to August 2021. Prior to that, Mr. Smith was CIO/Director at Ziegler Capital Management – BPG Group from November 2015 to July 2019. Mr. Smith began his career in portfolio management with BOH in 1986 and was a portfolio manager of the Trust from 1989 to 1991. Mr. Smith also worked as a Principal/Senior Portfolio Manager at Vanguard Group from 1992 to 2009 and as Head of the Barclays Wealth Fixed Income Group from 2011 to 2015. Mr. Smith is a Chartered Financial Analyst and a graduate of the University of Hawaii at Manoa, Shidler School of Business, where he received both his Bachelors and Master degrees in business administration.

Please retain this supplement for future reference

AQL-HIPMPS-1023